UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 14, 2011

BITZIO, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-51688 (Commission File Number)	16-1734022 (I.R.S. Employer Identification No.)

548 Market Street, Suite 18224 San Francisco, CA 94104 (Address of principal executive offices) (zip code)

(213) 400-0770 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 3 – Securities and Trading Markets

Item 3.02.  Unregistered Sales of Equity Securities.

Convertible Promissory Note

On December 8, 2011 (the “Issue Date”), we entered into a Securities Purchase Agreement with Asher Enterprises, Inc., pursuant to which we sold to Asher an 8% Convertible Promissory Note in the original principal amount of $52,500 (the “Note”).  The Note has a maturity date of September 12, 2012, and is convertible only after June 5, 2012 into our common stock at the greater of (i) the Variable Conversion Price and (ii) the Fixed Conversion Price.  The “Variable Conversion Price” shall mean 59% multiplied by the Market Price (representing a discount rate of 41%).  “Market Price” means the average of the lowest five (5) Trading Prices for the Common Stock during the ten (10) Trading Day period ending on the latest complete Trading Day prior to the Conversion Date.  “Fixed Conversion Price” shall mean $0.00009.  The shares of common stock issuable upon conversion of the Note will be restricted securities as defined in Rule 144 promulgated under the Securities Act of 1933.  The purchase and sale of the Note closed on December 14, 2011, the date that the purchase price was delivered to us.

At any time during the periods beginning and ending on the dates set out in the table below, we have the right to prepay the Note by paying the outstanding balance of the Note multiplied by the multiplier set out below.

Optional Prepayment Period Commencement	Optional Prepayment Period End	Multiplier
Issue Date	30 days after the Issue Date	120%
31 days after the Issue Date	60 days after the Issue Date	125%
61 days after the Issue Date	90 days after the Issue Date	130%
91 days after the Issue Date	120 days after the Issue Date	135%
121 days after the Issue Date	150 days after the Issue Date	140%
151 days after the Issue Date	180 days after the Issue Date	150%

The issuance of the Note was exempt from the registration requirements of the Securities Act of 1933 pursuant to Rule 506 of Regulation D promulgated thereunder.  The purchaser was an accredited and sophisticated investor, familiar with our operations, and there was no solicitation.

Common Stock

On December 15, 2011, we issued 2,500,000 shares of our common stock at a price of $0.10 per share to one investor.  The issuance was exempt from the registration requirements of the Securities Act of 1933 pursuant to Rule 506 of Regulation D promulgated thereunder.  The purchaser was an accredited and sophisticated investor, familiar with our operations, and there was no solicitation.

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Section 9 – Financial Statements and Exhibits.

Item 9.01

 Financial Statements and Exhibits.

(d)

Exhibits

10.1	Securities Purchase Agreement dated December 8, 2011

10.2	Convertible Promissory Note dated December 8, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bitzio, Inc.

Dated: December 16, 2011	/s/ Gordon C. McDougall
By: Gordon C. McDougall
Its: Chief Executive Officer

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